                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   April 28, 1998
                                                     --------------


                           UNISOURCE WORLDWIDE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE       File No. 1-14482         13-5369500
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       (State or other   (Commission          (I.R.S. Employer
        Jurisdiction      File Number)         Identification No.)
       of Incorporation)




           1100 Cassatt Road, Berwyn, Pennsylvania            19312
           P.O. Box 3000-0935, Berwyn, Pennsylvania           19312
          ----------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (610) 296-4470
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                                 Not Applicable

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            (FORMER NAME, FORMER ADDRESS, AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.
         ------------

         On April 28, 1998, the Registrant issued the attached press release.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.
              --------

         (99) Press Release dated April 28, 1998.

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  UNISOURCE WORLDWIDE,INC.
                                                      (Registrant)



                                              By: /s/ Thomas A. Decker
                                                  --------------------
                                                  Thomas A. Decker
                                                  Senior Vice President,
                                                  General Counsel and Secretary



Dated: April 28, 1998

                                 Exhibit Index
                                 -------------



                   (99)  Press Release dated April 28, 1998.